UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2005


                       NATIONAL SEMICONDUCTOR CORPORATION
             (Exact name of registrant as specified in its charter)

DELAWARE                          1-6453                  95-2095071
--------                          ------                  ----------
(State of Incorporation)          (Commission             (I.R.S. Employer
                                  File Number)            Identification Number)


                    2900 SEMICONDUCTOR DRIVE, P.O. BOX 58090
                       SANTA CLARA, CALIFORNIA 95052-8090
                    (Address of Principal Executive Offices)

                                 (408) 721-5000

              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communication  pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))





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NATIONAL SEMICONDUCTOR CORPORATION

Table of Contents


                                                                            Page

Section 1 - Registrant's Business and Operations
------------------------------------------------

Item 1.01       Entry into a Material Definitive Agreement                   3

Item 1.02       Termination of a Material Definitive Agreement               3

Section 8 - Other Events
------------------------

Item 8.01       Other Events                                                 3

Section 9 - Financial Statements and Exhibits
---------------------------------------------

Item 9.01       Financial Statements and Exhibits                            3

Signature                                                                    4

Exhibits:

        10.1    Management Contract or Compensatory Plan or Arrangement:
                Director Stock Plan

        10.2    Management Contract or Compensatory Plan or Arrangement:
                Director Compensation Arrangements









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NATIONAL SEMICONDUCTOR CORPORATION

Item 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

               On September 30, 2005, the stockholders of National Semiconductor Corporation ("National" or the "Company") approved the amended and restated Director Stock Plan ("Plan"). Under SEC rules, the Plan is considered a material agreement of the Company. A copy of the Plan is attached hereto as Exhibit 10.1. As a result of the approval of the Plan, the compensation arrangements for the Company's directors were changed effective September 30, 2005. These compensation arrangements for directors are also considered a material agreement of the Company under SEC rules. Attached hereto as Exhibit 10.2 is a summary of the director compensation arrangements effective September 30, 2005.

Item 1.02      TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

               As a result of the approval of the Plan as discussed in Item 1.01, the Director Stock Option Plan was terminated effective September 30, 2005. The Director Stock Option Plan is considered under SEC rules to be a material agreement of the Company.

Item 8.01      OTHER EVENTS

               At the annual stockholders meeting held on September 30, 2005, the Company announced that the Board of Directors had declared a cash dividend of $0.03 per outstanding share of common stock. The dividend is payable on January 9, 2006 to stockholders of record on December 19, 2005.

Item 9.01      FINANCIAL STATEMENTS AND EXHIBITS

Exhibits
--------

Exhibit No.    Description of Exhibit
-----------    ----------------------

10.1           Management Contract or Compensatory Plan or Arrangement:
               Director Stock Plan

10.2           Management Contract or Compensatory Plan or Arrangement:
               Director Compensation Arrangements






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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NATIONAL SEMICONDUCTOR CORPORATION



Dated:  September 30, 2005                  /S/ JOHN M. CLARK III
                                            ----------------------
                                            John M. Clark III
                                            Senior Vice President
                                            Signing on behalf of the registrant


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                                                                    Exhibit 10.1

                       NATIONAL SEMICONDUCTOR CORPORATION

                    AMENDED AND RESTATED DIRECTOR STOCK PLAN

                              (SEPTEMBER 30, 2005)


1.   PURPOSE

     The purposes of the Director Stock Plan (the "Plan") of National Semiconductor Corporation (the "Corporation") are to promote the recruiting and retention of highly qualified individuals to serve in the capacity of non-employee directors of the Corporation and to strengthen the commonality of interest between directors and stockholders.

2.   STOCK SUBJECT TO THE PLAN

     900,000 shares of the Corporation's $.50 par value Common Stock shall be available for issuance under the Plan, subject to adjustment as provided in Paragraph 6, which may be unissued shares, reacquired shares, or shares bought on the market.

3.   ADMINISTRATION

     The Plan shall be administered by the Board of Directors of the Corporation, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The amount of the Common Stock to be issued under the Plan, the timing of the issuance of the Common Stock under the Plan, and terms as to eligibility shall be in accordance with the terms of the Plan.

4.   ELIGIBILITY

     Common Stock issued under this Plan may be issued only to directors of the Corporation who are not employees of the Corporation or its subsidiaries or affiliates and have not been such employees for at least one year prior to becoming eligible to receive benefits under this Plan.

5.   TERMS OF STOCK AWARDS

     (a) Common Stock shall be issued automatically to all eligible directors as follows: (i) each eligible director shall be issued 12,000 shares of Common Stock on the date of each election of such director to the Board of Directors by the stockholders; and (ii) each person who becomes an eligible director at any time during the year other than at the annual stockholders' meeting shall be issued 12,000 shares of Common Stock on the date of the appointment of such person to the Board of Directors.

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     (b)  Common  Stock  shall be issued to each  eligible  director  who elects within ten (10) days after the date of (i) initial appointment to the Board of Directors, or (ii) each subsequent election to the Board of Directors by stockholders, to receive the full value of the director's annual cash retainer fees for Board membership and Committee Chairmanship in Common Stock. The number of shares to be issued shall be determined by dividing the retainer fee by the opening price of the Common Stock on the New York Stock Exchange on the date of initial appointment or the subsequent reelection by the stockholders, as applicable. If there is no trading on such day, the opening price of the Common Stock on the New York Stock Exchange on the first previous trading date shall be used. Fractional shares shall not be issued and the value of any fractional shares shall be paid in cash.

     (c) Except as provided in Paragraph 5(d), Common Stock issued under the Plan pursuant to Paragraph 5(a) shall be restricted from sale, assignment or other transfer for a period of thirty six (36) months from the date of issuance ("Restriction Period") and in the event any recipient shall cease to act as a director prior to expiration of the Restriction Period, all rights in and to the Common Stock so issued shall be forfeited and shall revert to the Company. Further, except as provided in Paragraph 5(d), Common Stock issued under the Plan pursuant to Paragraph 5(b) shall be restricted from sale, assignment or other transfer for a period of six (6) months from the date of issuance ("Retainer Restriction Period") and in the event any recipient shall cease to act as a director prior to the expiration of the Retainer Restriction Period, all rights in and to the Common Stock so issued shall be forfeited and shall revert to the Company. All Common Stock acquired by the Company as provided by this Paragraph 5(c) shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon such cancellation become available for reissuance under the Plan.

     (d) In the event any recipient shall cease to act as a director by reason of death, Disability, or Retirement at any time during the Restriction Period and/or the Retainer Restriction Period, as applicable, the Common Stock so issued shall no longer be restricted from sale, assignment or other transfer. For purposes of this Paragraph 5(d), Disability shall mean inability to perform any services for the Corporation and Retirement shall mean termination of service as a director (i) at any time after completion of five years of service as a director; or (ii) upon reaching the mandatory retirement age of seventy
(70). Notwithstanding the foregoing, the shares of Common Stock issued to any recipient who was issued Common Stock upon an initial appointment or election to the Board who terminates service as a director by reason of Death, Disability or Retirement shall revert back to the Company if such recipient has not served at least six months as a Director after the initial appointment or election.

     (e) While the Plan is in effect, the Corporation at all times will keep available the number of shares of stock required to satisfy the terms of the Plan.

     (f) The Corporation will seek to obtain from each regulatory commission or agency having jurisdiction such authority as may be required to issue shares of stock under the Plan. Inability of the Corporation to obtain from any such regulatory commission or agency authority which counsel for the Corporation deems necessary for the lawful issuance of its stock under the Plan shall relieve the Corporation from any liability for failure to issue such stock until such time when such authority is obtained or is obtainable.

     (g) Nothing in this Plan shall confer on any participant any right to continue as a director of the Corporation.

6.   ADJUSTMENT IN NUMBER OF SHARES

     In the event there is any change in the shares of the Corporation through the declaration of stock dividends or a stock split-up, or through recapitalization resulting in share split-ups, or combinations or exchanges of shares, or otherwise, the number of shares available for issuance, as well as the number of shares to be issued pursuant to the terms of Paragraph 5 (a), shall be proportionately adjusted, provided that the number of shares issuable at any one time to any one participant shall always be a whole number.

7.   PAYMENT OF WITHHOLDING TAXES

     The payment of all or part of any applicable withholding taxes due in connection with the issuance of stock under the Plan, up to the highest marginal rates then in effect, may be made by the withholding of shares. Shares withheld in payment of such taxes shall be valued at the fair market value of the Corporation's Common Stock on the date of the withholding election.

8.   AMENDMENT, SUSPENSION, OR TERMINATION OF THE PLAN

     The Board may amend, modify, suspend or terminate the Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law; provided, however, that the Plan may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act, or the rules thereunder. The Board will seek stockholder approval of an amendment if determined to be required by or advisable under regulations of the Securities and Exchange Commission or the Internal Revenue Service, the rules of any stock exchange on which the Corporation's stock is listed or other applicable law or regulation.



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                                                                    EXHIBIT 10.2


                       Director Compensation Arrangements
                          Effective September 30, 2005

(Nonemployee directors only)

Annual Retainer Fee                                  $50,000
Attendance Fees
         Committee Meetings                          $ 1,500
Chairman Fees
         Audit Committee Chair                       $12,500
         Director Affairs,
          Compensation Committee Chair               $ 7,500
Lead Independent Director Fee                        $ 7,500

Director Stock Plan

- 12,000 shares automatically issued upon election on date of Annual Meeting of Stockholders.

- Directors have option to take all of annual retainer fee (including chairman fee, if applicable but not meeting fees) in stock.

Director Stock Option Plan terminated